Tortoise Energy Infrastructure Corp
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2023

	Principal Amount/Shares	Fair Value
Common Stock - 105.8% (1)
United States Natural Gas Gathering/Processing - 1.3% (1)
Hess Midstream Partners LP	134,630	$3,691,555
Kinetik Holdings, Inc.	54,924	1,633,989
		5,325,544
United States Natural Gas/Natural Gas Liquids Pipelines - 50.2% (1)
Cheniere Energy, Inc.	142,849	22,475,862
Excelerate Energy, Inc.	57,737	1,247,696
Kinder Morgan, Inc.	1,443,949	24,633,770
New Fortress Energy, Inc.	176,000	5,806,240
NextDecade Corp. (2)	592,781	4,185,034
ONEOK, Inc.	676,575	44,281,834
Targa Resources Corp.	716,191	53,069,753
The Williams Companies, Inc.	1,773,712	53,388,731
		209,088,920
United States Renewables and Power Infrastructure - 54.3% (1)
AES Corp.	1,082,555	26,717,457
Ameren Corp.	188,059	15,554,360
American Electric Power Co., Inc.	222,506	19,573,853
Atlantica Sustainable Infrastructure Plc	473,463	13,067,579
Clearway Energy, Inc.	1,056,133	33,173,137
Constellation Energy Corp.	69,230	5,184,635
DTE Energy Co.	209,387	22,971,848
NextEra Energy, Inc.	240,583	17,088,610
NextEra Energy Partners LP	355,048	23,525,480
Sempra Energy	208,336	31,242,067
Xcel Energy, Inc.	284,655	18,380,173
		226,479,199
Total Common Stock
(Cost $473,366,154)		440,893,663

Master Limited Partnerships - 25.7% (1)
United States Natural Gas Gathering/Processing - 3.6% (1)
Western Midstream Partners LP	583,326	15,172,309
United States Natural Gas/Natural Gas Liquids Pipelines - 16.0% (1)
DCP Midstream LP	359,335	15,013,016
Energy Transfer LP	2,084,381	26,388,264
Enterprise Products Partners LP	987,727	25,216,670
		66,617,950
United States Refined Product Pipelines - 6.1% (1)
Magellan Midstream Partners LP	154,476	8,211,944
MPLX LP	498,950	17,278,639
		25,490,583
Total Master Limited Partnerships
(Cost $72,028,530)		107,280,842

Private Investment - 3.3% (1)
United States Renewables - 3.3% (1)
TK NYS Solar Holdco, LLC (3)(4)(5)
(Cost $50,141,469)	N/A	13,871,279

Corporate Bond - 1.1%(1)
United States Natural Gas Gathering/Processing - 1.1% (1)
EnLink Midstream Partners
8.879%, Perpetual
(Cost $5,100,000)	5,100,000	4,444,982

Preferred Stock - 0.8% (1)
United States Renewable Infrastructure - 0.8% (1)
NextEra Energy, Inc.
(Cost $3,499,978)	72,016	3,360,987

Money Market Fund - 0.1% (1)
United States Investment Company - 0.1% (1)
Invesco Government & Agency Portfolio - Institutional Class, 4.513% (6)
(Cost $358,217)	358,217	358,217

Total Investments - 136.8% (1)
(Cost $604,494,348)		570,209,970
Liabilities in Excess of Other Assets - (1.8)%(1)		(7,198,459)
Senior Notes - (17.2)% (1)		(71,952,000)
Line of Credit - (9.3)% (1)		(38,600,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (8.5)% (1)		(35,660,610)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$416,798,901

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $13,871,279 which represents 3.3% of net assets.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Deemed to be an affiliate of the fund.
(6)	Rate indicated is the current yield as of February 28, 2023.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 28, 2023:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$440,893,663	$-	$-	$440,893,663
Master Limited Partnerships	107,280,842	-	-	107,280,842
Private Investment	-	-	13,871,279	13,871,279
Corporate Bond	-	4,444,982	-	4,444,982
Preferred Stock	3,360,987	-	-	3,360,987
Money Market Fund	358,217	-	-	358,217
Total Investments	$551,893,709	$4,444,982	$13,871,279	$570,209,970

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2023:

Private Investments	TYG
Balance – beginning of period	$15,024,741
Purchases	-
Return of capital	-
Sales	-
Total realized gain/loss	-
Change in unrealized gain/loss	(1,153,462)
Balance – end of period	$13,871,279

Refer to the Schedule of Investments for further information on the classification of investments.